UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – March 17, 2014

ROYAL ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52547	11-3480036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

543 Bedford Ave., #176, Brooklyn, NY 11211

(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Termination of Paritz & Company, P.A.

i. Effective March 17, 2014, Royal Energy Resources, Inc. (the “Company”) terminated Paritz & Company, P.A. (“Paritz”) as its principal independent registered public accounting firm. The board of directors does not have a separate audit committee and approved the decision to terminate Paritz.

ii. The report of Paritz on the Company’s financial statements for the fiscal years ended August 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that Paritz’s report for those fiscal years includes an explanatory paragraph and note stating, among other things, that the Company has incurred a loss since inception, has a net accumulated deficit and may be unable to raise further equity, which raises substantial doubt about the Company’s ability to continue as a going concern.

iii. During the fiscal years ended August 31, 2013 and 2012 and during the subsequent period through the date of Paritz’s termination, there were no disagreements between the Company and Paritz, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference thereto in its report on the Company’s audited financial statements. In connection with the audits of the fiscal years ended August 31, 2013 and 2012 and the subsequent period through March 17, 2014, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

iv. The Company provided Paritz with a copy of this Current Report on Form 8-K and has requested that Paritz furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements made in this Current Report on Form 8-K with respect to Paritz and, if not, stating the items with which they do not agree. The Company has received the requested letter from Paritz wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Paritz. A copy of Paritz’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of GZTY CPA Group, LLC

i. Effective March 17, 2014, the Company engaged GZTY CPA Group, LLC (“GZTY”) as the Company’s independent registered public accounting firm. The engagement was approved by the board of directors, which also serves the role of audit committee.

ii. In connection with the Company’s appointment of GZTY as the Company’s independent registered accounting firm, the Company has not consulted GZTY on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired – not applicable

(b)	Pro Forma Financial Information – not applicable

(c)	Exhibits

Exhibit Number	Description

16.1	Letter from Paritz & Company, P.A., to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYAL ENERGY RESOURCES, INC.

March 20, 2014	/s/ Jacob Roth
By: Jacob Roth
Chief Executive Officer

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